Equity One, Inc.
Supplemental Information Package

December 31, 2007

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2007
(unaudited)

TABLE OF CONTENTS
Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statements of Operations	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Ten Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration by Year Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-32
Real Estate Acquisitions and Dispositions	33
Real Estate Developments and Redevelopments	34

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	35-37
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	38

EQUITY ONE, INC
ANALYST COVERAGE
As of December 31, 2007

Bear Stearns	Ross Smotrich	(212) 272-8046

BMO Capital Markets	Paul Adornato	(212) 885-4170

Credit Suisse	Michael Gorman	(212) 538-4357

Deutsche Bank Securities	Louis W. Taylor	(212) 250-4912
	Christeen Kim	(415) 617-4221

Friedman Billings Ramsey	Paul Morgan	(703) 469-1255
	Tom Barry	(703) 875-1401

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Nick Vedder	(949) 640-8780

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335
	David Wigginton	(212) 449-2729

Miller Tabak & Co., LLC	Tom Mitchell	(518) 523-3261

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

EQUITY ONE, INC. DISCLOSURES As of December 31, 2007

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2006, Form 10-Q for the period ended September 30, 2007 and the subsequent filing of Form 10-K for the year ended December 31, 2007 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. SUMMARY FINANCIAL RESULTS AND RATIOS As of December 31, 2007 (in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Summary Financial Results
Total revenues*	$62,234	$62,686	$254,819	$248,014
EBITDA	39,396	34,838	171,332	164,535
Property net operating income*	44,498	44,331	186,521	178,593
General & administrative expenses (G&A)* - Adjusted (1) (2)	5,831	5,451	22,846	21,357

Net income	$25,832	$29,123	$69,385	$176,955
Net income per diluted share (3)	0.35	0.40	0.95	2.38

Funds from operations (FFO)	$21,271	$20,047	$98,409	$110,311
FFO per diluted share (4)	0.29	0.27	1.34	1.48

Total dividends paid per share (5)	$0.30	$0.30	$1.20	$2.20

Weighted average diluted shares	73,486	73,471	73,362	74,324

Summary Operating and Financial Ratios
Operating shopping center portfolio occupancy (see pages 24-32)	93.2%	95.0%	93.2%	95.0%
Same-property NOI growth - cash basis (see page 13)	1.2%	2.9%	3.3%	3.0%
NOI margin (see page 13)	71.6%	71.5%	73.5%	72.6%
Expense recovery ratio*	73.2%	77.7%	83.1%	81.5%
New, renewal and option rent spread - cash basis (see page 18)	14.9%	NA (6)	15.9%	NA (6)
Adjusted G&A expense to total revenues	9.4%	8.7%	9.0%	8.6%
Debt to market capitalization (see page 7)	39.9%	35.0%	39.9%	35.0%
EBITDA to interest expense* (see page 14)	2.3	2.4	2.6	3.0
EBITDA to fixed charges* (see page 14)	2.0	2.1	2.2	2.5

Notes

(1)
G&A expense deducting write-offs of pre-acquisition and pre-development costs and management transitions costs of $0 and $6.4 million for the three months ended December 31, 2007 and December 31, 2006, respectively and $3.0 million and $8.4 million for the years ended 2007 and 2006, respectively.

(2)	Prior QTD and YTD amounts include property accounting and management salary reclassification of approximately $828,000 and $2.9M, respectively.
(3)	Net Income for the Year ended December 31, 2006 includes gains related to the sale of the company's Texas portfolio of $106.9 million and $8.2 million for three income-producing properties.
(4)	For the year ended December 31, 2007, gains on land sales included in FFO were $2,537 ($0.03/sh) compared to $6,937 ($0.09/sh) for the comparable period in 2006.
(5)	Dividend amounts include a $1.00 per share special dividend paid on June 30, 2006. Payout ratios exclude the $1.00 per share special dividend.
(6)	Prior period data not presented in similar manner.
*	The indicated line item includes amounts reported in discontinued operations.

EQUITY ONE, INC. SUMMARY FINANCIAL RESULTS AND RATIOS As of December 31, 2007 (in thousands, except per share data)

	Dec 31, 2007	Dec 31, 2006	Dec 31, 2005
Assets
Properties
Income producing	$2,047,993	$1,896,843	$1,661,243
Less: accumulated depreciation	(172,651)	(144,825)	(111,031)
Rental property	1,875,342	1,752,018	1,550,212
Construction in progress and land held for development	81,574	113,340	64,202
Property held for sale	323	20,353	282,091
Properties, net	1,957,239	1,885,711	1,896,505

Cash and cash equivalents	1,313	-	102
Cash held in escrow	54,460	1,547	-
Accounts and other receivables, net	14,148	18,967	17,600
Securities	72,299	75,102	67,588
Goodwill	12,496	13,092	12,013
Other assets (1)	62,429	75,356	66,073

Total	$2,174,384	$2,069,775	$2,059,881

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$397,112	$391,647	$392,480
Mortgage notes payable related to properties held for sale	-	-	54,445
Unsecured revolving credit facilities	37,000	76,500	93,165
Unsecured senior notes payable	744,685	591,187	465,404
Total debt	1,178,797	1,059,334	1,005,494
Unamortized premium/discount on notes payable	10,042	10,322	15,830
Total notes payable	1,188,839	1,069,656	1,021,324

Accounts payable and other liabilities (1)	68,624	73,452	64,403
Total liabilities	1,257,463	1,143,108	1,085,727

Minority interest	989	989	1,425

Stockholders' equity	915,932	925,678	972,729

Total	$2,174,384	$2,069,775	$2,059,881

(1) Amounts have been reclassified to conform to the 2007 presentation.

EQUITY ONE, INC. SUMMARY FINANCIAL RESULTS AND RATIOS As of December 31, 2007 (in thousands, except per share data)

	Dec 31, 2007	Dec 31, 2006	Dec 31, 2005

Closing market price of common stock	$23.03	$26.66	$23.12

Common stock shares (in thousands)
Basic common shares	73,300.107	72,755.717	74,891.792
Diluted common shares
Unvested restricted common shares	55.707	381.017	517.637
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	60.573	346.938	301.217
Diluted common shares	73,510.043	73,577.328	75,804.302

Equity market capitalization	$1,692,936	$1,961,572	$1,752,595

Total debt (excluding unamortized premium/discount)	$1,178,797	$1,059,334	$1,005,494
Cash and equivalents (including cash held in escrow)	(55,773)	(1,547)	(102)
Net debt	1,123,024	1,057,787	1,005,392
Equity market capitalization	1,692,936	1,961,572	1,752,595
Total market capitalization	$2,815,961	$3,019,359	$2,757,987

Net debt to total market capitalization	39.9%	35.0%	36.5%

Gross real estate and securities investments	$2,202,189	$2,105,533	$2,088,063

Net debt to gross real estate and securities investments	51.0%	50.2%	48.1%

EQUITY ONE, INC. SUMMARY FINANCIAL RESULTS AND RATIOS As of December 31, 2007 (in thousands, except per share data)

	Dec 31, 2007	Dec 31, 2006	Dec 31, 2005

Fixed rate debt	$1,042,112	$886,647	$816,925
Fixed rate debt - swapped to variable rate	99,685	96,187	95,404
Variable rate debt - unhedged	37,000	76,500	93,165
Total debt*	$1,178,797	$1,059,334	$1,005,494

% Fixed rate debt	88.4%	83.7%	81.2%
% Fixed rate debt - swapped to variable rate	8.5%	9.1%	9.5%
% Variable rate debt - unhedged	3.1%	7.2%	9.3%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	11.6%	16.3%	18.8%

Secured mortgage debt	$397,112	$391,647	$446,925
Unsecured debt**	781,685	667,687	558,569
Total debt*	$1,178,797	$1,059,334	$1,005,494

% Secured mortgage debt	33.7%	37.0%	44.4%
% Unsecured debt	66.3%	63.0%	55.6%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$2,815,961	$3,019,359	$2,757,987

% Secured mortgage debt	14.1%	13.0%	16.2%
% Unsecured debt	27.8%	22.1%	20.3%
Total debt : Total market capitalization	41.9%	35.1%	36.5%

Weighted-average interest rate on secured mortgage debt	7.4%	7.3%	7.2%
Weighted-average interest rate on senior unsecured notes**	5.7%	5.7%	5.2%
Interest rate on revolving credit facilities	5.0%	5.6%	4.7%

Weighted-average maturity on mortgage debt	4.5 years	5.4 years	5.2 years
Weighted-average maturity on senior unsecured notes	7.5 years	7.2 years	4.6 years

* excluding unamortized premium/discount
** including the effect of interest rate swaps

EQUITY ONE, INC.
DEBT MATURITY SCHEDULE
As of December 31, 2007
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior		Percent of
by year	amortization	payments	Credit Facilities (1)	Notes (2)	Total	debt maturing

2008	$10,986	$23,104	$-	$-	$34,090	2.9%
2009	10,917	$17,926	-	200,000	228,843	19.4%
2010	10,193	$72,075	37,000	-	119,268	10.1%
2011	8,764	$93,433	-	-	102,197	8.7%
2012	7,588	$40,057	-	25,000	72,645	6.2%
2013	6,975	$32,646	-	-	39,621	3.4%
2014	6,075	$6,509	-	-	12,584	1.1%
2015	4,464	$30	-	120,000	124,494	10.5%
2016	4,092	$2,602	-	125,000	131,694	11.2%
2017	3,989	$-	-	275,000	278,989	23.6%
Thereafter	24,558	$10,129	-	-	34,687	2.9%
Total	$98,601	$298,511	$37,000	$745,000	$1,179,112	100.0%

(1)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.
(2)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended December 31, 2007
(in thousands, except per share data)

	Three months ended		Percent	Twelve months ended		Percent
	Dec 31, 2007	Dec 31, 2006	Change	Dec 31, 2007	Dec 31, 2006	Change
REVENUE:
Minimum rent	$47,603	$46,169		$189,727	$171,602
Expense recoveries	12,611	13,590		53,523	49,076
Percentage rent	384	266		2,200	2,032
Property management and leasing services	74	726		1,163	2,067
Total revenue	60,672	60,751	-0.1%	246,613	224,777	9.7%

COSTS AND EXPENSES:
Property operating	16,969	16,642		64,500	61,161
Management and leasing services	13	688		963	1,861
Rental property depreciation and amortization	12,050	10,186		46,102	40,312
General and administrative	5,831	11,851		25,847	29,757
Total costs and expenses	34,863	39,367	-11.4%	137,412	133,091	3.2%

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST AND DISCONTINUED OPERATIONS	25,809	21,384		109,201	91,686

OTHER INCOME AND EXPENSE:
Investment income	382	892		7,329	7,487
Equity in income of unconsolidated joint ventures	-	-		-	1,650
Other income	42	-		310	389
Interest expense	(16,964)	(14,195)		(66,663)	(53,983)
Amortization of deferred financing fees	(444)	(388)		(1,680)	(1,485)
Gain on sale of real estate	544	900		2,537	6,937
Loss on sale of fixed assets	-	-		(283)	-
Gain on extinguishment of debt	-	-		-	165
Impairment loss	(430)	-		(1,851)	-
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	8,939	8,593		48,900	52,846
Minority interest	(28)	(28)		(112)	(206)
INCOME FROM CONTINUING OPERATIONS	8,911	8,565	4.0%	48,788	52,640	-7.3%

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	9	714		1,712	9,147
Gain on disposal of income-producing properties	16,912	19,844		18,885	115,168
Income from discontinued operations	16,921	20,558		20,597	124,315

NET INCOME (1)	$25,832	$29,123	-11.3%	$69,385	$176,955	-60.8%

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	0.12	0.12		$0.67	$0.71
Discontinued operations	0.23	0.28		0.28	1.69
NET INCOME (1)	$0.35	$0.40	-11.7%	$0.95	$2.40	-60.5%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.12	$0.12		$0.67	$0.71
Discontinued operations	0.23	0.28		0.28	1.67
NET INCOME (1)	$0.35	$0.40	-12.3%	$0.95	$2.38	-60.2%

Weighted average shares outstanding
Basic	73,164	72,579		73,091	73,598
Diluted	73,486	73,471		73,362 (2)	74,324

Notes
(1)  Net Income for the year ended December 31, 2006 includes gains related to the sale of the company's Texas portfolio of $106.9 million and $8.2 million for three income-producing properties.
(2)  Diluted EPS calculation uses the treasury stock method for period ended December 31, 2007.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended December 31, 2007
(in thousands, except per share data)

	Three months ended			Twelve months ended
	Dec 31, 2007			Dec 31, 2007
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144
REVENUE:
Minimum rent	$47,603	$1,209	$48,812	$189,727	$5,884	$195,611
Expense recoveries	12,611	319	12,930	53,523	2,284	55,807
Percentage rent	384	34	418	2,200	38	2,238
Property management and leasing services	74	-	74	1,163	-	1,163
Total revenue	60,672	1,562	62,234	246,613	8,206	254,819

COSTS AND EXPENSES:
Property operating	16,969	693	17,662	64,500	2,635	67,135
Management and leasing services	13	-	13	963	-	963
Rental property depreciation and amortization	12,050	273	12,323	46,102	1,411	47,514
General and administrative	5,831	-	5,831	25,847	-	25,846
Total costs and expenses	34,863	966	35,829	137,412	4,046	141,458

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST AND DISCONTINUED OPERATIONS	25,809	596	26,405	109,201	4,160	113,361

OTHER INCOME AND EXPENSE:
Investment income	382	-	382	7,329	-	7,329
Other income	42	-	42	310	-	310
Interest expense	(16,964)	(96)	(17,060)	(66,663)	(444)	(67,107)
Amortization of deferred financing fees	(444)	-	(444)	(1,680)	(4)	(1,684)
Gain on sale of real estate	544	-	544	2,537	-	2,537
Loss on sale of fixed assets	-	-	-	(283)	-	(283)
Loss on extinguishment of debt	-	(491)	(491)	-	(491)	(491)
Impairment loss	(430)	-	(430)	(1,851)	(1,509)	(3,360)
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	8,939	9	8,948	48,900	1,712	50,612
Minority interest	(28)	-	(28)	(112)	-	(112)
INCOME FROM CONTINUING OPERATIONS	8,911	9	8,920	48,788	1,712	50,500

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	9	(9)	-	1,712	(1,712)	-
Gain on disposal of income-producing properties	16,912	-	16,912	18,885	-	18,885
Income / (loss) from discontinued operations	16,921	(9)	16,912	20,597	(1,712)	18,885

NET INCOME	$25,832	$-	$25,832	$69,385	$-	$69,385

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002.  This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended December 31, 2007
(in thousands, except per share data)

	Three months ended			Twelve months ended
	Dec 31, 2006			Dec 31, 2006
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144

REVENUE:
Minimum rent	$46,169	$1,798	$47,967	$171,602	$17,389	$188,991
Expense recoveries	13,590	105	13,695	49,076	5,784	54,860
Percentage rent	266	32	298	2,032	64	2,096
Property management and leasing services	726	-	726	2,067	-	2,067
Total revenue	60,751	1,935	62,686	224,777	23,237	248,014

COSTS AND EXPENSES:
Property operating	16,642	987	17,629	61,161	6,193	67,354
Management and leasing services	688	-	688	1,861	-	1,861
Rental property depreciation and amortization	10,186	444	10,630	40,312	4,479	44,791
General and administrative	11,851	-	11,851	29,757	-	29,757
Total costs and expenses	39,367	1,431	40,798	133,091	10,672	143,763

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	21,384	504	21,888	91,686	12,565	104,251

OTHER INCOME AND EXPENSE:
Investment income	892	-	892	7,487	-	7,487
Equity in income of unconsolidated joint ventures	-	328	328	1,650	203	1,853
Other income	-	-	-	389	(86)	303
Interest expense	(14,195)	(117)	(14,312)	(53,983)	(1,539)	(55,522)
Amortization of deferred financing fees	(388)	(1)	(389)	(1,485)	(18)	(1,503)
Gain on sale of real estate	900	-	900	6,937	-	6,937
Gain / (loss) on extinguishment of debt	-	-	-	165	(1,978)	(1,813)
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	8,593	714	9,307	52,846	9,147	61,993
Minority interest	(28)	-	(28)	(206)	-	(206)
INCOME FROM CONTINUING OPERATIONS	8,565	714	9,279	52,640	9,147	61,787

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	714	(714)	-	9,147	(9,147)	-
Gain on disposal of income-producing properties	19,844	-	19,844	115,168	-	115,168
Income / (loss) from discontinued operations	20,558	(714)	19,844	124,315	(9,147)	115,168

NET INCOME	$29,123	$-	$29,123	$176,955	$-	$176,955

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarter ended December 31, 2007
(in thousands, except per share data)

	Three months ended		Percent	Twelve months ended		Percent
	Dec 31, 2007	Dec 31, 2006	Change	Dec 31, 2007	Dec 31, 2006	Change

Total net operating income (1)
Total rental revenue	$62,160	$61,960	0.3%	$253,656	$245,947	3.1%
Property operating expenses	17,662	17,629	0.2%	67,135	67,354	(0.3%)
Net operating income	$44,498	$44,331	0.4%	$186,521	$178,593	4.4%

NOI margin (NOI / Total rental revenue)	71.6%	71.5%		73.5%	72.6%

Same-property NOI (2)
Total rental revenue	$51,108	$51,506	(0.8%)	$189,254	$186,029	1.7%
Property operating expenses	15,307	16,214	(5.6%)	53,621	54,725	(2.0%)
Net operating income	$35,801	$35,292	1.4%	$135,633	$131,304	3.3%

Growth in same property NOI	1.4%	2.9%		3.3%	3.0%

Number of properties included in analysis	141			126	135
Same property occupancy	93.2%	93.6%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Excludes the effects of straight-line rent, SFAS 141 / 142, lease termination fees, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended December 31, 2007
(in thousands, except per share data)

	Three months ended		Twelve months ended
	Dec 31, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006

Net income	$25,832	$29,123	$69,385	$176,955
Rental property depreciation and amortization*	12,323	10,630	47,514	44,791
Other depreciation and amortization	191	200	772	726
Interest expense*	17,060	14,312	67,107	55,522
Amortization of deferred financing fees*	444	389	1,684	1,503
Minority interest*	28	28	112	206
Gain on disposal of income-producing properties	(16,912)	(19,844)	(18,885)	(115,168)
Loss on sale of fixed assets	-	-	283	-
Impairment loss	430	-	3,360	-
EBITDA* (1)	$39,396	$34,838	$171,332	$164,535

Interest expense*	$17,060	$14,312	$67,107	$55,522

EBITDA to interest expense*	2.3	2.4	2.6	3.0

Fixed charges
Interest expense*	$17,060	$14,312	$67,107	$55,522
Scheduled principal amortization (2)	2,715	2,315	10,527	9,568
Total fixed charges	$19,775	$16,627	$77,634	$65,090

EBITDA to fixed charges*	2.0	2.1	2.2	2.5

Total market capitalization (see page 7)	$2,815,961	$3,019,359	$2,815,961	$3,019,359

*	The indicated line item includes amounts reported in discontinued operations.
(1)	For the twelve months ended December 31, 2007, gains on land sales included in EBITDA were $2,537 ($0.03/sh) compared to $6,937 ($0.09/sh) for the comparable twelve months period in 2006.
(2)	Excludes balloon payments upon maturity.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended December 31, 2007
(in thousands, except per share data)

	Three months ended		Twelve months ended
	Dec 31, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006

Net income	$25,832	$29,123	$69,385	$176,955
Adjustments:
Rental property depreciation and amortization, including discontinued operations	12,323	10,630	47,514	44,791
Gain on disposal of depreciable real estate	(16,912)	(19,844)	(18,885)	(112,995)
Loss on disposal of fixed assets	-	-	283	-
Pro rata share of real estate depreciation from unconsolidated joint venture	-	110	-	1,354
Minority interest	28	28	112	206
Funds from operations (1)	$21,271	$20,047	$98,409	$110,311
Change	6.1%		-10.8%

Earnings per diluted share*	$0.35	$0.40	$0.95	$2.38
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.17	0.14	0.65	0.60
Gain on disposal of depreciable real estate	(0.23)	(0.27)	(0.26)	-
Loss on disposal of fixed assets	-	-	-	(1.52)
Pro rata share of real estate depreciation from unconsolidated joint venture	-	-	-	0.02
Funds from operations per diluted share (1)	$0.29	$0.27	$1.34	$1.48
Change	6.2%		-9.7%

Weighted average diluted shares	73,486 (2)	73,471	73,362 (2)	74,324

Notes

(1)	For the year months ended December 31, 2007, gains on land sales included in FFO were $2,537 ($0.03/sh) compared to $6,937 ($0.09/sh) for the comparable period in 2006.
(2)	Diluted EPS calculation uses the treasury stock method for period ended December 31, 2007.
*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the quarter ended December 31, 2007
(in thousands, except per share data)

		Three months ended		Twelve months ended
		Dec 31, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006

Certain non-cash items:
Amortization of deferred financing fees		$444	$389	$1,684	$1,503
Amortization of above/below market rent intangibles		(1,216)	(665)	(4,622)	(2,612)
Amortization of restricted stock and stock option expense		1,769	1,909	7,077	6,125
Straight line rents		224	(1,895)	(1,582)	(4,066)
Capitalized interest		(598)	(1,471)	(3,194)	(5,820)
Amortization of debt premium/discount		(546)	(481)	(2,102)	(5,864)
Pro rata share of unconsolidated joint venture expense		-	(79)	-	(144)
Total non-cash items		$77	$(2,293)	$(2,739)	$(10,878)

Certain capital expenditures:
Tenant improvements		$(489)	$(1,046)	$(3,682)	$(3,748)
Leasing commissions and costs		(2,641)	(1,147)	(4,988)	(3,713)
Pro rata share of unconsolidated joint venture expenditures		-	(85)	-	(99)
Total tenant improvements and leasing costs		$(3,130)	$(2,278)	$(8,670)	$(7,560)

Certain balance sheet accounts at 12/31/07:
Straight-line rent receivable	$14,218
Lease intangible asset, net	18,651
Lease intangibles liability, net	(21,221)
Deferred expenses, net	26,668
Total balance sheet accounts	$38,316

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2007

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	54	2,415,977	14.1%	$ 19,074,490	10.4%	$ 7.90
Supervalu	7	458,273	2.7%	8,302,236	4.5%	18.12
Kroger	13	747,025	4.4%	6,057,487	3.3%	8.11
Bed Bath & Beyond	10	321,490	1.9%	3,620,831	2.0%	11.26
Winn Dixie	10	476,128	2.8%	2,891,202	1.6%	6.07
TJ Maxx Companies	10	310,658	1.8%	2,556,245	1.4%	8.23
LA Fitness	3	144,307	0.8%	2,517,941	1.4%	17.45
Blockbuster	23	122,124	0.7%	2,277,865	1.2%	18.65
CVS Pharmacy	14	152,365	0.9%	2,222,981	1.2%	14.59
Office Depot	7	190,206	1.1%	2,063,628	1.1%	10.85

Sub-total top ten tenants	151	5,338,553	31.2%	51,584,906	28.1%	$ 9.66

Remaining tenants	2,654	10,581,147	62.0%	131,668,684	71.9%	12.44

Sub-total all tenants	2,805	15,919,700	93.2%	183,253,590	100.0%	$ 11.66

Vacant	375	1,158,762	6.8%	NA	NA	NA

Total including vacant	3,180	17,078,462	100.0%	$ 183,253,590	100.0%	NA

Note: Excludes developments and non-retail properties.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended December 31, 2007

Category	Total Leases	Sq. Ft.	Prior Cash Rent	New Cash Rent	Cash Rent Spread	Prior GAAP Rent	New GAAP Rent	GAAP Rent Spread	TIs Per Sq. Ft.

New Leases (1)	64	184,873	$11.83	$15.19	28.4%	$11.51	$15.68	36.3%	$9.62
Renewals	75	157,133	15.21	17.27	13.5%	14.76	18.19	23.2%	1.46
Options	40	205,859	10.80	11.38	5.4%	10.53	11.70	11.1%	-
Total New, Renewals & Options	179	547,865	$12.45	$14.31	14.9%	$12.10	$14.86	22.8%	$3.66

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2007

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	91	186,275	1.1%	$2,632,686	1.4%	$14.13
2008	591	1,395,686	8.2%	21,132,295	11.1%	15.14
2009	557	1,985,673	11.6%	24,580,784	12.9%	12.38
2010	553	2,097,306	12.3%	25,283,953	13.2%	12.06
2011	371	1,989,203	11.6%	23,618,759	12.4%	11.87
2012	313	1,748,605	10.2%	20,506,557	10.7%	11.73
2013	75	991,322	5.8%	9,981,112	5.2%	10.07
2014	45	792,319	4.6%	6,830,088	3.6%	8.62
2015	33	399,382	2.3%	4,393,324	2.3%	11.00
2016	34	910,930	5.3%	13,697,924	7.2%	15.04
2017	32	592,401	3.5%	7,270,278	3.8%	12.27
Thereafter	110	2,830,598	16.7%	31,255,786	16.2%	11.04

Sub-total / average	2,805	15,919,700	93.2%	191,183,546	100.0%	$12.01

Vacant	375	1,158,762	6.8%	NA	NA	NA

Total / average	3,180	17,078,462	100.0%	$191,183,546	100.0%	NA

Note: Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2007

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	2	33,978	0.3%	$390,565	0.4%	$11.49
2008	13	211,324	1.9%	1,461,123	1.6%	6.96
2009	33	886,200	8.1%	6,033,373	6.7%	6.83
2010	38	1,030,540	9.5%	6,340,522	7.0%	6.15
2011	42	1,215,396	11.2%	8,802,132	9.7%	7.24
2012	32	1,093,763	10.1%	7,472,072	8.3%	6.83
2013	20	832,049	7.6%	6,752,824	7.5%	8.12
2014	16	693,616	6.4%	4,788,277	5.3%	6.90
2015	11	324,938	3.0%	2,791,511	3.1%	8.59
2016	17	847,255	7.8%	12,276,939	13.6%	14.49
2017	13	498,622	4.6%	5,325,139	5.9%	10.68
Thereafter	64	2,691,630	24.7%	27,871,799	30.9%	10.35

Sub-total / average	301	10,359,311	95.2%	90,306,276	100.0%	$8.72

Vacant	19	520,089	4.8%	NA	NA	NA

Total / average	320	10,879,400	100.0%	$90,306,276	100.0%	NA

Note: Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2007

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	89	152,297	2.5%	$2,242,121	2.2%	$14.72
2008	578	1,184,362	19.1%	19,671,172	19.5%	16.61
2009	524	1,099,473	17.7%	18,547,411	18.4%	16.87
2010	515	1,066,766	17.2%	18,943,431	18.8%	17.76
2011	329	773,807	12.5%	14,816,627	14.7%	19.15
2012	281	654,842	10.6%	13,034,485	12.9%	19.90
2013	55	159,273	2.6%	3,228,288	3.2%	20.27
2014	29	98,703	1.6%	2,041,811	2.0%	20.69
2015	22	74,444	1.2%	1,601,813	1.6%	21.52
2016	17	63,675	1.0%	1,420,985	1.4%	22.32
2017	19	93,779	1.5%	1,945,139	1.9%	20.74
Thereafter	46	138,968	2.2%	3,383,987	3.4%	24.35

Sub-total / average	2,504	5,560,389	89.7%	100,877,270	100.0%	$18.14

Vacant	356	638,673	10.3%	NA	NA	NA

Total / average	2,860	6,199,062	100.0%	$100,877,270	100.0%	NA

Note: Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of December 31, 2007

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of December 31, 2007

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	13	1,933,901	25,201,073	13.8%
Miami Dade County, FL	15	1,662,902	21,485,500	11.7%
Palm Beach County, FL	11	1,182,745	15,002,261	8.2%
South Florida	39	4,779,548	61,688,834	33.7%
Atlanta, GA	20	2,328,539	26,511,857	14.5%
Orlando, FL	10	1,130,694	13,723,333	7.5%
Tampa- St. Petersburg, FL	12	1,087,631	10,472,162	5.7%
Naples/Cape Coral/Venice, FL	8	887,289	8,879,392	4.8%
Jacksonville, FL	5	669,584	6,893,690	3.8%
Boston, MA	6	401,454	8,631,380	4.7%
Florida Treasure/Northeast Coast	8	711,278	7,516,177	4.1%
Columbia, SC	1	339,051	3,828,119	2.1%
Lafayette, LA	5	714,691	3,854,792	2.1%
New Orleans, LA	4	458,125	3,521,626	1.9%
Baton Rouge, LA	3	349,146	2,721,602	1.5%
Raleigh Durham, NC	3	335,084	2,959,039	1.6%
Florida Panhandle	2	140,803	1,302,965	0.7%
Greenville, SC	2	166,832	2,022,131	1.1%
Hilton Head-Beaufort, SC	1	166,639	2,053,689	1.1%
Hartford, CT	1	210,588	2,124,541	1.2%
Other	22	2,201,486	14,548,261	7.9%

Total	152	17,078,462	$183,253,590	100.0%

Note: Excludes developments and non-retail properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2007

		Year	Total				Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

ALABAMA (2)
Madison Centre	Madison	1997	64,837	95.7%	11	2	37,912	Publix	06/01/17	Rite Aid	$9.38

Winchester Plaza	Huntsville	2006	78,544	91.9%	16	5	45,600	Publix	08/31/26		11.76

TOTAL SHOPPING CENTERS ALABAMA (2)			143,381	93.6%	27	7	83,512				$10.66

CONNECTICUT (1)

Brookside Plaza	Enfield	1985 / 2006	210,588	88.9%	24	4	59,648	Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples / Old Country Buffet	$11.34

TOTAL SHOPPING CENTERS CONNECTICUT (1)			210,588	88.9%	24	4	59,648				$11.34

FLORIDA (84)

Orlando / Central Florida (10)

Alafaya Commons	Orlando	1987	126,333	99.2%	29	1	54,230	Publix	11/30/10		$13.67

Alafaya Village	Orlando	1986	39,477	96.2%	16	1		Super Saver			19.57
								(Shadow - dark)
Conway Crossing	Orlando	2002	76,321	94.5%	15	3	44,271	Publix	04/30/22		11.77

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		11.15

Hunter's Creek	Orlando	1998	73,204	97.8%	9	1				Office Depot / Lifestyle Family Fitness	13.24

Kirkman Shoppes	Orlando	1973	88,820	100.0%	31	-				Party America	18.12

Lake Mary Centre	Orlando	1988 / 2001	339,084	97.4%	68	18	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	13.00

Park Promenade	Orlando	1987 / 2000	128,848	89.7%	21	5				Beauty Depot / Orange County Library	8.02

Town & Country	Kissimmee	1993	72,043	94.4%	13	1	52,883	Albertsons* (Ross / DD's Discount)	10/31/18		8.43

Unigold Shopping Center	Winter Park	1987	117,527	99.1%	24	1	52,500	Winn-Dixie	04/30/12	Lifestyle Family Fitness	11.11

Jacksonville / North Florida (7)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	84.7%	9	2				Big Lots / Goodwill / Bealls Outlet	8.19

Forest Village	Tallahassee	2000	71,526	85.0%	12	4	37,866	Publix	04/30/20		10.58

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2007

		Year	Total				Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Ft. Caroline	Jacksonville	1985 / 1995	74,546	98.7%	12	1	45,500	Winn-Dixie	05/31/15	Citi Trends	$7.55

Medical & Merchants	Jacksonville	1993	156,153	96.2%	14	4	55,999	Publix	02/10/13	Memorial Hospital	12.66

Middle Beach	Panama City Beach	1994	69,277	98.7%	8	1	56,077	Publix	09/30/14		9.65

Oak Hill	Jacksonville	1985 / 1997	78,492	96.5%	18	1	39,795	Publix	03/11/10	Beall's	7.45

South Beach	Jacksonville Beach	1990 / 1991	289,964	96.8%	47	3				Beall's / Bed/ Bath & Beyond / Home Depot / Stein Mart	12.06

Miami-Dade / Broward / Palm Beach (39)

Bird Ludlum	Miami	1988 / 1998	192,282	96.3%	40	3	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird executive / Goodwill	15.47

Boca Village	Boca Raton	1978	93,428	92.9%	18	3	36,000	Publix	03/31/12	CVS Pharmacy	15.73

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	99.0%	28	1	37,664	Publix	08/31/18	CVS Pharmacy	14.13

Bluffs Square	Jupiter	1986	132,395	85.8%	41	6	39,795	Publix	10/22/11	Walgreens	13.49

Chapel Trail	Pembroke Pines	2007	56,378	97.2%	3	1				LA Fitness	22.05

Concord Shopping Plaza	Miami	1962 / 1992 / 1993	298,986	99.3%	23	1	78,000	Winn Dixie	09/30/09	Home Depot / Big Lots	9.83

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	84.8%	15	2				Office Depot	20.26

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	97.9%	43	3	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.45

Crossroads Square	Pembroke Pines	1973	84,387	71.1%	20	6				CVS Pharmacy	17.67

CVS Plaza	Miami	2004	29,204	100.0%	8	-				CVS Pharmacy	17.05

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	21.00

Greenwood	Palm Springs	1982 / 1994	132,325	98.3%	35	1	50,032	Publix	12/05/14	Bealls Outlet	12.86

Jonathan's Landing	Jupiter	1997	26,820	79.5%	11	1		Albertsons			20.77
								(shadow)
Lago Mar	Miami	1995	82,613	95.4%	20	2	42,323	Publix	09/13/15		13.95

Lantana Village	Lantana	1976 / 1999	181,780	98.1%	24	1	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.41

Meadows	Miami	1997	75,524	100.0%	20	-	47,955	Publix	07/09/17		13.45

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	212,074	91.5%	27	3	44,400	Publix	11/30/20	Stein Mart / TJ Maxx / Home Goods / CVS / Basset Furniture / Duffy's	14.74

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2007
		Year	Total				Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Oaktree Plaza	North Palm Beach	1985	23,745	74.8%	17	3					$15.20

Pine Island	Davie	1983 / 1999	254,907	98.9%	44	1	39,943	Publix	11/30/13	Home Depot Expo / Staples	11.45

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	94.4%	31	4	17,441	Fresh Market	06/30/09	Bed Bath & Beyond / Nordic Interiors	14.63

Plaza Alegre	Miami	2003	91,611	100.0%	21	-	44,271	Publix	03/14/23	Goodwill	15.43

Point Royale	Miami	1970 / 2000	216,760	95.8%	24	2	45,350	Winn-Dixie	02/18/11	Best Buy	6.63

Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS / Bed Bath & Beyond / Carmine's / TJ Maxx	17.38

Ridge Plaza	Davie	1984 / 1999	155,204	92.2%	27	2				AMC Theater / Kabooms / Wachovia* (United Collection) / Round Up	10.74

Riverside Square	Coral Springs	1987	104,241	96.5%	32	2	39,795	Publix	02/18/12		13.82

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	95.0%	26	3	36,464	Publix	12/15/09	Walgreens	11.52

Sheridan**	Hollywood	1973 / 1991	504,495	97.3%	59	4	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / CVS / Sheridan Plaza LA Fitness / USA Baby / Child Space	13.71

Shoppes of Andros Isles	West Palm Beach	2000	79,420	98.2%	16	1	51,420	Publix	02/29/20		13.22

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	-	51,420	Publix	04/30/19		13.45

Shoppes at Quail Roost	Miami	2005	73,550	98.2%	19	1	44,840	Publix	06/30/25		15.58

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	95.3%	38	2	47,813	Publix	06/14/15		16.83

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	284,943	99.2%	48	2	51,420	Publix	07/31/19	TJMaxx / L.A. Fitness / Goodwill	15.83

Shoppes of Sunset	Miami	1979	21,704	97.2%	17	1					16.42

Shoppes of Sunset II	Miami	1980	27,767	72.6%	12	4					18.77

Tamarac Town Square	Tamarac	1987	127,635	88.4%	32	8	37,764	Publix	12/15/14	Dollar Tree	11.59

Waterstone	Homestead	2005	82,531	100.0%	13	-	45,600	Publix	07/31/25	Walgreens	15.20

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	10/31/16	Navarro Pharmacy	12.16

Westport Plaza	Davie	2002	49,980	99.1%	8	1	27,887	Publix	11/30/22		17.85

Young Circle	Hollywood	1962 / 1997	65,834	96.7%	8	2	23,124	Publix	11/30/16	Walgreens	15.87

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2007

		Year	Total				Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	96.0%	16	2	59,448	Albertsons	04/30/25		$9.31

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Walgreens* (Bealls Outlet) / Bealls Home Outlet	11.29

Old King Commons	Palm Coast	1988	84,759	100.0%	19	-				Wal-Mart / Staples / Bealls Outlet	8.94

Ryanwood	Vero Beach	1987	114,925	97.4%	31	1	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	10.76

Salerno Village	Stuart	1987	82,477	99.1%	19	1	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.79

Shops at St. Lucie	Port St. Lucie	2006	19,361	74.2%	8	4					19.70

South Point Center	Vero Beach	2003	64,790	94.1%	13	3	44,840	Publix	11/30/23		15.70

Treasure Coast	Vero Beach	1983	133,781	97.5%	22	2	59,450	Publix	07/31/26	TJ Maxx	9.71

Tampa / St. Petersburg / Venice / Cape Coral / Naples (20)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	20	4	52,610	Publix	11/30/21	Bealls Outlet	10.27

Carrollwood	Tampa	1970 / 2002	94,203	94.4%	31	4	27,887	Publix	11/30/22	Golf Locker	13.02

Charlotte Square	Port Charlotte	1980	96,188	95.4%	20	4				American Signature Furniture / Seafood Buffet	8.40

Chelsea Place	New Port Richey	1992	81,144	100.0%	18	-	48,890	Publix	05/27/12		11.76

Dolphin Village	St. Pete Beach	1967 / 1990	138,129	88.2%	36	11	33,238	Publix	11/07/13	Dollar Tree / CVS	11.30

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.14

Lutz Lake	Lutz	2002	64,985	93.8%	13	2	44,270	Publix	05/31/22		13.68

Marco Town Center	Marco Island	2001	109,830	94.9%	37	5	27,887	Publix	01/31/18		17.28

Mariners Crossing	Spring Hill	1989 / 1999	91,608	100.0%	15	-	48,315	Kash n' Karry	08/15/20		9.75

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	-	60,667	Publix	10/31/22		11.54

Pavilion	Naples	1982	167,745	92.0%	33	8	50,795	Publix	02/28/13	Pavilion 6 Theatre	14.37

Regency Crossing	Port Richey	1986 / 2001	85,864	81.2%	15	10	44,270	Publix	02/28/21		10.28

Ross Plaza	Tampa	1984 / 1996	89,859	91.2%	17	4				Ross Dress for Less	11.31

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2007

		Year	Total				Supermarket anchor				Average
		Built	/ Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Seven Hills	Spring Hill	1991	72,590	92.1%	15	2	48,890	Publix	09/25/11		$10.72

Shoppes of North Port	North Port	1991	84,705	100.0%	21	-	48,890	Publix	12/11/11	Bealls Outlet	10.56

Summerlin Square	Fort Myers	1986 / 1998	109,156	80.3%	15	14	45,500	Winn-Dixie	06/04/11	Lee County Sheriff's Office	10.68

Sunpoint Shopping Center	Ruskin	1984	132,374	66.1%	20	4				Beall's / Goodwill / Ozzie's Buffet	9.53

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	96.7%	14	1	42,582	Sweet Bay	09/30/18	TJ Maxx / Blockbuster	5.97

Venice Shopping Center	Venice	1968 / 2000	111,934	98.1%	14	1	44,271	Publix	12/31/26	Beall's Outlet	5.69

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	89.7%	13	1				Dollar Tree / Aaron Rents / Dollar General	6.79

TOTAL SHOPPING CENTERS FLORIDA (84)			9,406,827	95.0%	1,829	213	2,776,618				$12.36

GEORGIA (25)

Atlanta (21)

BridgeMill	Canton	2000	89,102	96.4%	28	2	37,888	Publix	01/31/20		$15.36

Buckhead Station	Atlanta	1996	233,930	89.7%	15	4				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Golfsmith / Ulta	19.70

Butler Creek	Acworth	1990	95,597	93.5%	18	2	59,997	Kroger	06/30/18		10.79

Chastain Square	Atlanta	1981 / 2001	91,637	94.5%	25	2	37,366	Publix	05/31/24		17.12

Commerce Crossing	Commerce	1988	100,668	62.4%	8	3	32,000	Ingles	09/26/09	Fred's Store	4.76

Douglas Commons	Douglasville	1988	97,027	98.9%	16	1	59,431	Kroger	08/31/13		10.41

Fairview Oaks	Ellenwood	1997	77,052	95.4%	12	2	54,498	Kroger	09/30/16		11.32

Grassland Crossing	Alpharetta	1996	90,906	98.6%	13	1	70,086	Kroger	06/30/16		11.82

Hairston Center	Decatur	2000	13,000	46.2%	4	5					14.91

Hamilton Ridge	Buford	2002	89,496	85.3%	15	5	54,166	Kroger	11/30/22		12.44

Mableton Crossing	Mableton	1997	86,819	98.1%	16	1	63,419	Kroger	08/31/17		10.55

Macland Pointe	Marietta	1992-93	79,699	98.5%	16	1	55,999	Publix	12/29/12		9.99

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2007

		Year	Total				Supermarket anchor				Average
					Number of tenants
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Market Place	Norcross	1976	77,706	82.3%	17	5				Peachtree Cinema	$11.70

Paulding Commons	Dallas	1991	192,391	97.1%	27	3	49,700	Kroger	02/28/11	Kmart	7.53

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	-	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	16.41

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	91.2%	20	4				Micro Center	9.63

Presidential Markets	Snellville	1993 / 2000	396,408	96.3%	33	3	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Grand Harbor Import Co. / Borders	11.09

Shops of Huntcrest	Lawrenceville	2003	97,040	96.9%	24	2	54,340	Publix	01/31/23		13.97

Shops of Westridge	McDonough	2006	66,297	89.4%	13	5	38,997	Publix	04/30/26		13.86

Wesley Chapel	Decatur	1989	170,792	32.5%	11	15	32,000	Ingles*	09/25/09	CVS Pharmacy	7.07

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	98.2%	25	1					18.69

Central / South Georgia (4)

Daniel Village	Augusta	1956 / 1997	171,932	95.3%	35	4	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	8.50

McAlpin Square	Savannah	1979	176,807	87.1%	23	2	43,600	Kroger	08/31/15	Big Lots / U.S Post Office	8.06

Spalding Village	Griffin	1989	235,318	67.6%	21	7	59,431	Kroger	05/31/14	JC Penney* / Blockbuster / Fred's Store	7.85

Walton Plaza	Augusta	1990	43,460	100.0%	8	-	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.11

TOTAL SHOPPING CENTERS GEORGIA (25)			3,056,724	80.9%	471	80	993,515				$11.63

LOUISIANA (14)

Ambassador Row	Lafayette	1980 / 1991	193,978	84.1%	24	2				Conn's Appliances / Big Lots / Chuck E Cheese / Goody's	$9.79

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	99.1%	22	1				Bed Bath & Beyond / Marshall's / Hancock Fabrics / United Training Academy / Tuesday Morning	9.95

Bluebonnet Village	Baton Rouge	1983	101,623	79.7%	19	6	33,387	Matherne's	11/30/10		10.24

Boulevard	Lafayette	1976 / 1994	68,012	98.4%	13	1				Piccadilly / Harbor Freight Tools / Golfballs.com	8.59

Country Club Plaza	Slidell	1982 / 1994	64,686	100.0%	10	-	33,387	Winn-Dixie	01/31/13		6.32

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2007

		Year	Total				Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Crossing	Slidell	1988 / 1993	114,806	93.8%	13	3	58,432	Save A Center	09/29/09	A-1 Home Appliance / Piccadilly	$5.65

Elmwood Oaks	Harahan	1989	133,995	98.1%	10	1				Academy Sports / Dollar Tree / Home Décor	9.49

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-				Grand Marche	NA

Plaza Acadienne	Eunice	1980	105,419	49.0%	4	4	28,092	Super 1 Store	06/30/10	Fred's	4.02

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.15

Siegen Village	Baton Rouge	1988	170,416	99.2%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	8.79

Tarpon Heights	Galliano	1982	56,605	89.8%	7	3				Stage / Dollar General	5.09

Village at Northshore	Slidell	1988	144,638	100.0%	14	-				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	8.68

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	-				Wal-Mart*	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,632,790	91.7%	165	23	153,298				$8.08

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/16		21.00

Webster Plaza	Webster	1963 / 1998	201,425	97.0%	13	2	56,766	Shaw's	02/28/23	K Mart / Family Dollar / Dollar Tree	7.88

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	100.0%	12	-	54,928	Shaw's	01/02/16		23.44

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,879	99.0%	31	2	434,532				$17.04

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$7.02

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$7.02

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2007

		Year	Total				Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

NORTH CAROLINA (8)

Centre Pointe Plaza	Smithfield	1989	163,642	95.8%	21	3				Belk's / Goody's / Dollar Tree / Aaron Rents	$6.33

Galleria	Wrightsville Beach	1986 / 1990	92,114	92.9%	31	4	28,000	Harris Teeter*	04/05/11		10.25

Parkwest Crossing	Durham	1990	85,602	100.0%	17	-	38,052	Food Lion	12/14/10		10.36

Riverview Shopping Center	Durham	1973 / 1995	128,498	93.4%	13	3	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.82

Salisbury Marketplace	Salisbury	1987	79,732	91.6%	17	3	31,762	Food Lion	02/11/23		10.56

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.82

Thomasville Commons	Thomasville	1991	148,754	95.2%	10	3	32,000	Ingles	09/29/12	Kmart	5.73

Willowdaile Shopping Center	Durham	1986	120,984	93.2%	20	6	53,368	Harris Teeter	05/14/09	Hall of Fitness	10.04

TOTAL SHOPPING CENTERS NORTH CAROLINA (8)			872,554	94.6%	134	24	271,648				$8.36

SOUTH CAROLINA (8)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	95.3%	30	4	55,696	Kroger	10/31/19	Stein Mart	$12.93

Lancaster Plaza	Lancaster	1971 / 1990	77,400	32.6%	2	2	19,200	Bi-Lo	09/30/10		3.62

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.09

Milestone Plaza	Greenville	1995	98,777	89.5%	9	3	61,695	Bi-Lo	03/31/30		14.97

North Village Center	North Myrtle Beach	1984	60,356	96.8%	11	2	24,806	Bi-Lo	05/31/09	Dollar General / Gold's Gym	8.87

Sparkleberry Square	Columbia	1997 / 2004	339,051	99.5%	25	2	67,943	Kroger	08/31/17	Ross Dress for Less / Circuit City / Bed Bath & Beyond / Petsmart / Pier One / Kohl's	11.35

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	-				Rose's Store / Family Dollar Store	6.18

Woodruff	Greenville	1995	68,055	98.2%	9	1	47,955	Publix	08/06/15		10.45

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)			907,790	91.7%	93	14	277,295				$10.81

TEXAS (1)

Rosemeade	Carrollton	1986	51,231	79.2%	10	7				Russian Banya Spa	$7.20

TOTAL SHOPPING CENTERS TEXAS (1)			51,231	79.2%	10	7	-				$7.20

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2007

		Year	Total				Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	98.9%	13	1	32,000	Ingles	09/25/10	Wal-Mart	$5.93

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.9%	13	1	32,000				$5.93

TOTAL CORE SHOPPING CENTER PORTFOLIO (152)			17,078,462	93.2%	2,805	375	5,082,066				$11.66

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	32,737	90.1%	18	2

Laurel Walk Apartments	Charlotte, NC	1985	106,480	87.3%	87	11

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	82.1%	496	108

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte	1973	85,930	32.5%	13	12

TOTAL OTHER PROPERTIES (6)			469,160	56.6%	616	141

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (158)			17,547,622	92.2%	3,421	516

DEVELOPMENTS, REDEVELOPMENTS & LAND (11)

Developments (3)	Various - See Schedule on Page 34

Redevelopments (4)	Various - See Schedule on Page 34.

Land Held for Development (4)	Various

GRAND TOTAL - 169 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of December 31, 2007
(in thousands, except square foot data)

2007 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet	Purchase Price
January 9, 2007	Concord Shopping Plaza	Miami	FL	298,986	$48,433
February 7, 2007	Shelby Plaza Land	Shelby	NC	NA	505
February 15, 2007	Alafaya Commons - Outparcel	Orlando	FL	NA	2,146
March 9, 2007	Buckhead Station	Atlanta	GA	233,930	68,000
June 13, 2007	Shoppes of Sunset	Miami	FL	21,704	5,000
June 21, 2007	Medical & Merchants - Crown Bank Outparcel	Jacksonville	FL	3,392	1,333
November 1, 2007	Shoppes of Sunset II	Miami	FL	27,767	5,400
November 6, 2007	Concord Shopping Plaza - Outparcel	Miami	FL	NA	2,400
Total					$133,217

2007 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price	Gain on Sale
January 11, 2007	Pinhook Plaza Office Building	Lafayette	LA	4,406	$350	$266
March 14, 2007	Eustis Square Shopping Center	Eustis	FL	126,791	7,100	1,454
November 19, 2007	Commonwealth	Jacksonville	FL	81,467	7,307	3,290
December 11, 2007	Monument Point	Jacksonville	FL	75,128	6,000	2,664
December 11, 2007	Skipper Palms	Tampa	FL	86,355	7,750	2,656
December 13, 2007	Colony Square	Fitzgerald	GA	50,000	575	(13)
December 13, 2007	West Towne Square	Rome	GA	89,596	3,575	(92)
December 20, 2007	Parkmore Plaza Shopping Center	Milton	FL	159,093	9,100	3,047
December 20, 2007	Pensacola Plaza	Pensacola	FL	56,098	2,800	678
December 20, 2007	Shelby Plaza	Shelby	NC	103,200	3,815	986
December 20, 2007	Smyrna Village	Smyrna	TN	83,334	8,350	2,023
December 20, 2007	Spring Valley Commons	Columbia	SC	75,415	7,900	1,698
December 20, 2007	West Gate Plaza	Mobile	AL	64,378	5,100	820
December 31, 2007	Plaza North	Hendersonville	NC	47,240	2,300	(826)
Sale of income producing property					$72,022	$18,651

March 22, 2007	Venice Plaza Outparcel	Venice	FL	N/A	$1,500	$1,028
June 13, 2007	Shops at Hampton Oaks Outparcel	Atlanta	GA	N/A	1,300	303
June 29, 2007	Winchester Plaza Outparcel	Huntsville	AL	N/A	550	254
August 31, 2007	Winchester Plaza Outparcel	Huntsville	AL	N/A	575	408
November 19, 2007	Commonwealth Outparcel	Jacksonville	FL	N/A	1,118	347
December 20, 2007	Shelby Plaza Outparcel	Shelby	NC	N/A	450	197
Sale of real estate					$5,493	$2,537

Total - income producing and real estate					$77,515	$21,188

Properties Held for Sale as of December 31, 2007
	Property Name	City	State
	Shops of Hampton Oaks Outparcel (1)	Atlanta	GA

Notes
(1) Only a portion of this property is held for sale.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of December 31, 2007
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 12/31/07	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks (3)	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	4Q08	$8,439	$4,704	$3,113	$5,326
Sunlake (3) (4)	Tampa, FL	110,000	110,000	Publix	4Q09	39,317	24,669	19,265	20,052
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	2010	10,803	8,811	3,124	7,679
Subtotal		190,997	190,997			$58,559	$38,184	$25,502	$33,057

Redevelopments / Expansions / Outparcels
Atlantic Village	Atlantic Beach, FL	54,340	100,559	Publix	3Q09	$7,731	$6,026	$195	$7,536
Chestnut Square	Brevard, NC	14,550	34,260	Walgreen's	1Q08	5,401	5,251	4,664	737
Mariners Crossing - Outparcel	Spring Hill, FL (Tampa)	6,300	6,300	NA (outparcel)	2Q08	1,494	1,494	1,183	311
Mandarin Landing	Jacksonville, FL	54,500	145,820	Whole Foods	2Q09	8,208	8,058	3,594	4,614
Subtotal		129,690	286,939			$22,834	$20,829	$9,636	$13,198

Total Development Activity		320,687	477,936			$81,393	$59,013	$35,138	$46,255

Project notes

(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels / land and after construction cost reimbursements.
(3)	Indicates a portion of this property is classified as held for sale as of December 31, 2007.
(4)	Being developed in a JV. Equity One funds all capital, on which it receives an 8% preferred return and receives 60% of residual cash flow.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing

Mortgage debt
Rosemeade	12/01/07	8.295%	$-	$2,947	0.0%
Mariners Crossing	03/01/08	7.080%	-	3,224	0.0%
Commonwealth (sold 11/19/07)	03/15/08	7.000%	-	2,374	0.0%
Pine Island/Ridge Plaza	07/01/08	6.910%	23,336	23,781	2.0%
North Port Shopping Center	02/08/09	6.650%	3,667	3,788	0.3%
Prosperity Centre	03/01/09	7.875%	4,728	5,193	0.4%
Shoppes at Ibis	09/01/09	6.730%	5,077	5,294	0.4%
Tamarac Town Square	10/01/09	9.190%	5,816	5,927	0.5%
Park Promenade	02/01/10	8.100%	6,019	6,100	0.5%
Skipper Palms (sold 12/11/07)	03/01/10	8.625%	-	3,456	0.0%
Jonathan's Landing	05/01/10	8.050%	2,752	2,793	0.2%
Bluff's Square	06/01/10	8.740%	9,706	9,815	0.8%
Kirkman Shoppes	06/01/10	8.740%	9,166	9,268	0.8%
Ross Plaza	06/01/10	8.740%	6,393	6,464	0.5%
Shoppes of Andros Isle	06/10/10	7.900%	6,259	6,419	0.5%
Boynton Plaza	07/01/10	8.030%	7,167	7,259	0.6%
Pointe Royale	07/15/10	7.950%	3,409	3,724	0.3%
Shops at Skylake	08/01/10	7.650%	12,996	13,453	1.1%
Parkwest Crossing	09/01/10	8.100%	4,527	4,584	0.4%
Spalding Village	09/01/10	8.190%	9,146	9,538	0.8%
Charlotte Square	02/01/11	9.190%	3,317	3,402	0.3%
Forest Village	04/01/11	7.270%	4,273	4,333	0.4%
Boca Village	05/01/11	7.200%	7,900	8,011	0.7%
MacLand Pointe	05/01/11	7.250%	5,581	5,659	0.5%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing

Pine Ridge Square	05/01/11	7.020%	$6,988	$7,090	0.6%
Sawgrass Promenade	05/01/11	7.200%	7,900	8,011	0.7%
Presidential Markets	06/01/11	7.650%	26,225	26,561	2.2%
Lake Mary Centre	11/01/11	7.250%	23,406	23,720	2.0%
Lake St. Charles	11/01/11	7.130%	3,691	3,743	0.3%
Belfair Towne Village	12/01/11	7.320%	10,509	10,755	0.9%
Marco Town Center	01/01/12	6.700%	8,046	8,236	0.7%
Riverside Square	03/01/12	9.190%	7,209	7,347	0.6%
Cashmere Corners	11/01/12	5.880%	4,793	4,916	0.4%
Eastwood	11/01/12	5.880%	5,711	5,857	0.5%
Meadows Shopping Center	11/01/12	5.870%	6,001	6,155	0.5%
Sparkleberry Square (Kohl's) (2)	11/30/12	6.170%	6,242	6,389	0.5%
Lutz Lake Crossing	12/01/12	6.280%	7,500	7,500	0.6%
Midpoint Center	07/10/13	5.770%	6,552	6,714	0.6%
Buckhead Station	09/01/13	6.880%	27,355	-	2.3%
Alafaya Village	11/11/13	5.990%	4,032	4,090	0.3%
Summerlin Square	02/01/14	6.750%	2,672	3,010	0.2%
South Point	07/10/14	5.720%	8,014	8,198	0.7%
Bird Ludlum	02/15/15	7.680%	7,565	8,328	0.6%
Treasure Coast Plaza	04/01/15	8.000%	3,575	3,920	0.3%
Shoppes of Silverlakes I	07/01/15	7.750%	2,085	2,280	0.2%
Grassland Crossing	12/01/16	7.870%	5,274	5,473	0.4%
Mableton Crossing	08/15/18	6.850%	3,736	3,852	0.3%
Sparkleberry Square (Kroger) (2)	06/30/20	6.750%	6,954	7,297	0.6%
BridgeMill	05/05/21	7.940%	8,829	9,033	0.7%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing
Westport Plaza	08/24/23	7.490%	$4,573	$4,681	0.4%
Chastain Square	02/28/24	6.500%	3,491	3,608	0.3%
Daniel Village	02/28/24	6.500%	3,816	3,943	0.3%
Douglas Commons	02/28/24	6.500%	4,546	4,699	0.4%
Fairview Oaks	02/28/24	6.500%	4,303	4,447	0.4%
Madison Centre	02/28/24	6.500%	3,491	3,608	0.3%
Paulding Commons	02/28/24	6.500%	5,926	6,126	0.5%
Siegen Village	02/28/24	6.500%	3,855	3,985	0.3%
Wesley Chapel Crossing	02/28/24	6.500%	3,044	3,147	0.3%
Webster Plaza	08/15/24	8.070%	7,968	8,122	0.7%
Total mortgage debt (55 loans outstanding)		7.420%	$397,112	$391,647	33.4%
Net interest premium/(discount)		(wtd-avg interest rate)	10,455	10,463	0.9%
Total mortgage debt (including net interest premium/discount)			$407,567	$402,110	34.3%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)		Dec 31, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing

Unsecured senior notes payable
3.875% senior notes (3)	04/15/09	3.875%		$200,000	$200,000	16.8%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor +0.4375%		(315)	(3,813)	(0.0%)
7.84% senior notes	01/23/12	7.840%		25,000	25,000	2.1%
5.375% senior notes	10/15/15	5.375%		120,000	120,000	10.1%
6.00% senior notes	09/15/16	6.000%		125,000	125,000	10.5%
6.25% senior notes	01/15/17	6.250%		125,000	125,000	10.5%
6.00% senior notes	09/15/17	6.000%		150,000	-	12.6%

Total unsecured senior notes payable	7.55	5.674%		$744,685	$591,187	62.6%
Net interest premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)		(413)	(141)	(0.0%)
Total unsecured senior notes payable (including net interest premium/discount)				$744,272	$591,046	62.6%

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09	5.000%		$37,000	$76,500	3.1%
$5MM City National Bank Unsecured	05/11/07	N	A	-	-	0.0%
Total revolving credit facilities				$37,000	$76,500	3.1%

Total debt				$1,178,797	$1,059,334	99.2%
Net interest premium/(discount)				10,042	10,322	0.8%
Total debt (including net interest premium/discount)				$1,188,839	$1,069,656	100.0%

Senior Unsecured Debt Ratings
Moody's				Baa3 (Stable)
S&P				BBB- (Positive)

(1)	The rate in effect on December 31, 2007.
(2)	Sparkleberry Square is encumbered by two separate mortgages.
(3)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on a six month LIBOR in arrears, plus 0.4375%. The indicated rate and the weighted rate for the unsecured notes reflects the effect of the interest rate swap.

38